AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED MARCH 1, 2013

TO THE

PROSPECTUS AND SUMMARY PROSPECTUS DATED MARCH 1, 2013

CORE PLUS FUND

(the “Fund”)

(TICKER SYMBOLS:  IIISX, IBFSX)

This supplement to the Prospectus dated March 1, 2013, for the American Independence Funds Trust, updates certain information in the Prospectus with respect to the Core Plus Fund, a series of the Trust, as described below:

1.      Effective December 18, 2012, the Sub-Advisory Agreement between American Independence Financial Services, LLC (“American Independence”), the Adviser, and Boyd Watterson Asset Management, LLC (“BWAM”), the Sub-Adviser, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended, was terminated upon the purchase of shares by TAMCO Holdings, LLC of the shares held by Clal Finance Ltd. of Titanium Asset Management Corporation.  BWAM is a wholly owned subsidiary of Titanium Asset Management Corporation, so this purchase resulted in change in control of BWAM.

At a meeting held January 11, 2013, the Trust’s Board of Trustees met and approved a New Sub-Advisory Agreement between American Independence and BWAM (the “New Agreement”) with substantially the same terms and conditions of the terminated agreement.  A meeting of shareholders of the Fund will be held in April or May in order to consider the New Agreement and other matters.  Additional materials regarding the New Agreement and the shareholder meeting, in the form of a letter to shareholders and a proxy statement will be mailed to shareholders of record in early April, 2013.  Until the New Agreement has been approved by a majority of the Fund’s outstanding voting securities, BWAM will continue to provide the Fund with the same level of investment sub-advisory services, with no fees or expenses being payable by the Fund to BWAM.  The current portfolio team consisting of David Dirk, Brian Gevry, James Shirak and Gregory Cobb will continue to serve as the portfolio management team for the Fund.

2.      Additionally, American Independence will voluntarily reduce the Fund’s expense cap by the net sub-advisory fees that would have been due to BWAM, 0.045% (4.5 basis points), during the period from December 18, 2012 until such time as the New Agreement is approved by shareholders.

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